Enabling Oral Drug Delivery to Improve Patient Compliance September 23, 2019 Corporate Presentation Exhibit 99.1

Forward - Looking Statements This presentation contains forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statement s relate to the Company’s product candidates, FDA review process related to our resubmitted NDA for TLANDO™, the expected timing of Phase 3 t ria ls for TLANDO XR and Phase 2 studies for LPCN 1144 and LPCN 1148, clinical and regulatory processes and objectives, potential benefi ts of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may differ materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company’s product candidates and the Company’s capital needs. The forward - looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company’s annual report on For m 10 - K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Com pany’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations. 2

Lipocine Investment Highlights 3 Near Term TLANDO PDUFA with a Promising Pipeline “Best In Class” TLANDO Franchise Potential to be a TRT market leader in need of an oral option • TLANDO™ : ~$2B+ opportunity in an established and growing market • Significant unmet need for an oral TRT • Differentiated product profile with potential for market expansion • Favorable market dynamics • TLANDO XR (QD) : Unique long acting oral with potential to expand market/ maintain leadership Oral testosterone targeted for Pre - Cirrhotic/Cirrhotic NASH (unmet need with no approved drug) Most male NASH patients have low testosterone with signs and symptoms of hypogonadism • LPCN 1144 : A differentiated oral modality with potential for mono/combo pre - cirrhotic NASH therapy • LPCN 1148 : Targeting cirrhotic NASH Orphan designated candidate for the prevention of preterm birth • LPCN 1107 : First oral alternative

Clinical Stage Biopharmaceutical Company Innovative Product Candidates for Metabolic and Endocrine Disorders 4 PRODUCT (Indication) PRE - CLINICAL PHASE 1 PHASE 2 PHASE 3 NDA TLANDO ™ (Oral Testosterone for Testosterone Replacement Therapy “ TRT”) PDUFA November 9, 2019 TLANDO XR (Long Acting Oral Testosterone for TRT) Phase 2 Complete LPCN 1144 (Oral Testosterone for pre - cirrhotic NASH ) LiFT Phase 2 Paired Biopsy Clinical Study in NASH Initiated LPCN 1148 (Oral Testosterone for NASH Cirrhosis) POC Study Planned LPCN 1107 (Oral HPC for Prevention of PTB) EOP2 meeting Completed Propriety Drug Delivery Platform

5 ~$2B+ opportunity in an established and growing market

TRT Market is Growing Without an Oral Option 6 Source: Antares Pharma presentation at JEFFERIES 2019 HEALTHCARE CONFERENCE TRx = Total prescriptions Current Promotional Spend at an All - Time Low

Issues with Current Non - oral TRT Options • Black Box Warning – Secondary exposure to testosterone – Pulmonary oil micro embolism (POME) and anaphylaxis shock • Inconvenient application or painful injection • Poor persistence reflects need for oral – Discontinuation rates as high as 50% among new patients after only 30 days with topicals • More than 50% of patients need dosage adjustment – Burdensome for patients due to multiple doctor visits Significant Need for an Oral TRT Option 7

TLANDO™ Attributes

Patient and Physician Preferred Option

Convenient Oral Route:

- No risk of accidental T transference
- Non-invasive; easy to use
- Less cumbersome/burdensome
- Potential for higher persistence/adherence

Fixed Dosing Regimen

- Easy to use for patients and physicians to prescribe
- Unlike most TRT products, fixed "right" dose from the start of therapy with TLANDO™ for all patients
- No additional dose adjustment visits
- Not prone to titration decision errors; No risk of patients stuck on wrong dose
- Fixed/predictable cost for payers with no titration

Differentiated Hypertension ("HTN") Profile

- Marginal (~ 1%)new anti-HTN starts or increase in anti-HTN dose in a year long exposure
- Lower incidence of hematocrit increase as compared to injectables

Consistent Inter-Day Restoration of T Levels

Demonstrated Paradigm Shifting Liver Benefits

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TLANDO ™ Has The Potential to Drive Market Expansion Hypogonadism Affects Up to 20 MM American Men 1,2 1.5MM 2.2MM 6MM 700,000 Available switch patients Men currently being treated 4 Men with diagnosed hypogonadism 3 Available naïve patients per year 5 3.8MM diagnosed but untreated patients 1. US Census data. http://www.infoplease.com/us/census/data/demographic.html. 2. Mulligan T, et al. Int J Clin Pract . 2006 Jul;60(7):762 - 9. 3. Araujo, et al. J Clin Endo Metabol 2007. 92(11):4241 - 7. 4. Symphony Healthcare 2014 for FDA Advisory Meeting. 5. IMS Health Sept 2015. 9

Source: Adheris Health 2017 TLANDO Has Potential to Expand the Market Through Improved Persistence Some TRT Options Have ~50% Early Discontinuation and ~50% May Require Multiple Dose Adjustments Cohort Period: February 2016 – January 2017 Analysis Period: 12 Months Look Back: 6 months for new patients Patient Group % Persistent Patients Day 30 Day 180 Day 360 New 50.8% 18.0% 9.2% Experienced 73.0% 36.7% 21.9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 30 60 90 120 150 180 210 240 270 300 330 360 % Patients Remaining on Therapy Days to Discontinuation New Patients Experienced Patients CONFIDENTIAL 10 * Current TRT n=412 Q16. Since you started using your current testosterone medication, how many times was the dose adjusted up or down until you reached your current dose level? 0 X 47% 1 X 33% 2 X 15% 3 X 2% >3 X 3% 0 X 37% 1 X 26% 2 X 20% 3 X 12% >3 X 5% Number of Current TRT Dose Adjustments by Form* Gel (n=200) Injectable (n=137)

Current Market Dynamics in TRT Space

Prime Opportunity for TLANDO™

Patient and physicians preferred[1]	• 85% of physicians have strong interest in oral • 95% of TRT patients likely to ask their doctor about TLANDO™
Current promotional spend all time low in this detail sensitive category[2]	• Able to have high share of voice with far less competitive promotion than in the past
Concentrated call points[3]	• Decile 7-10 prescribers (~ 10,000) write 40% of the Scripts
Detail sensitive category	• Novel convenient oral option
Recent injectable TRT launch data[4]	• Significant early weekly script trends and growing • ~45% of TRx from new patient starts

1. Lipocine Market Research; 2. iVH Research & Insights; 3. Prescriber Profiler 2019;.4. Antares Pharma presentation at JEFFERIES 2019 HEALTHCARE CONFERENCE

LIPOCINE
ENHANCING HEALTH

TLANDO ™ - Opportunity in a Market Ready for Change PDUFA goal date: November 9, 2019 Favorable market dynamics ~$2B+ opportunity in an established and growing market Significant unmet need for an oral TRT Differentiated profile appropriate for market expansion 12 Potential for market leadership

Non - Alcoholic Fatty Liver Disease (“NAFLD”) No Approved Product for the Treatment of NAFLD/NASH 13 LFTs: Liver function test, especially Alaninine amino transferase (ALT) and Aspartame amino transferase (AST) NASH: Non - alcoholic Steatohepatitis, TG: Triglyceride 1. Sarkar et al. Gastroenterology 156(6):S - 1258 & Poster Sa1623 Digestive Disease Week 2019 Fatty liver is a reversible condition wherein large vacuoles of triglyceride (TG) fat accumulate in liver cells via the process of steatosis Healthy Liver Fatty Liver — ↑ TGs — ↑ LFTs — ↑ Liver fat NASH Liver — Steatosis — Ballooning — Inflammation — Fibrosis Cirrhotic Liver — Late stage of fibrosis Hepatocellular Carcinoma 20 – 30% US Adults 15 – 20% NAFLDs 10 – 20% NASH Majority of NASH patients have low testosterone levels 1 LPCN 1144 LPCN 1148

14 Targeted for Non - Alcoholic Steatohepatitis (“NASH”)

LPCN 1144: Differentiated NASH Treatment Candidate Potential for Mono/Combo Chronic Therapy Meaningful POC Efficacy Results Well Tolerated 700+ subjects in 14 studies with up to 52 - week exposure Potential Additional Benefits Most biopsy confirmed male NASH have low testosterone • Over 40% relative mean liver fat reduction after 16 - weeks of treatment • 48% of the treated NAFLD subjects had NAFLD resolution, defined as < 5% liver fat • Good GI tolerability • No mean LDL increase • No signs of nephrotoxicity • No signs of skeletal fragility • No signs of drug induced liver toxicity • Improve symptoms of sarcopenia and sexual/mood dysfunction 15

LPCN 1144: Liver Fat Imaging Study (“LFS”) Over Sixty Percent of Hypogonadal Subjects had Fatty Liver (LF>5%) 16 LFS was an open - label, multi - center single - arm 16 - week study (N=36) with LPCN 1144 in hypogonadal males LF = liver fat 66% 25% 0% 10% 20% 30% 40% 50% 60% 70% LFS Population† General Population‡ % of NAFLD Patients NAFLD Prevalence † NAFLD identified by MRI - PDFF ≥ 5% in LPCN 1144 Liver Fat Study ‡ Prevalence of NAFLD diagnosed by imaging hepatosteatosis ≥ 5% liver fat in general population ( Younossi et al, J Hepatol 2016)

LPCN 1144: Liver Fat Study Results Meaningful Relative Liver Fat % Change and Responder Rate 17 - 33% - 42% - 40% -60% -50% -40% -30% -20% -10% 0% BL ≥ 5% BL ≥ 8% BL ≥ 10% % Liver Fat CBL ( ± SEM) Mean Relative Liver Fat % Change 71% 80% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% BL ≥ 5% BL ≥ 8% BL ≥ 10% % of Responders Responder Rate for Relative Liver Fat % Change* * Responder rate for relative change is % of patients with at least 30% for relative change from baseline.

LPCN 1144: Longitudinal Treatment Effect ■ NAFLD Free (LF < 5%) ■ NALFD (LF ≥ 5%) NAFLD Free NAFLD Free NAFLD Free Liver Fat Based Subject Distribution at Each Visit NAFLD Free NAFLD Free NAFLD Free 38% 63% Baseline (N=32)* NAFLD Free NAFLD 52% 48% Interim (Week 8, N=31) NAFLD Free NAFLD 63% 38% End of Study (Week 16, N=32) NAFLD Free NAFLD Continued Improvement with NAFLD Resolution Over Time * Full Analysis Set (FAS) 18 ~66% more NAFLD free

LPCN 1144: Next Step Advancing Forward • LiFT (Liver Fat intervention with oral Testosterone) Phase 2 paired - biopsy Phase 2 clinical study in NASH subjects – Initiated – Study Design • Three - arm, double - blind placebo controlled • ~75 biopsy confirmed NASH male subjects with NAS ≥ 4 • Paired biopsy at baseline and EOS (36 - weeks) • Primary endpoint – 12 - week MRI - PDFF liver fat reduction – First - patient dosing expected in 3Q 2019 19

Upcoming Milestones 20 Near Term Value Drivers Event Expected Timing TLANDO™ PDUFA Date November 9, 2019 LPCN 1144 LiFT Phase 2 Paired Biopsy Clinical Study in NASH Subjects - First Patient Dosed Primary Endpoint Results (Liver Fat Reduction via MRI - PDFF) 3Q 2019 Mid - 2020 LPCN 1148 File Investigational New Drug Application December 2019

Key Financial Metrics 21 Stock Price, Market Cap, Cash Balance Ticker Symbol LPCN (Nasdaq Capital Market) Closing Stock Price (9/19/19) $2.90/share Market Capitalization (9/19/19) $75.5 million Cash Balance (6/30/19) $19.5 million* Bank Debt (6/30/19) $8.7 million * $5M restricted and becomes unrestricted upon TLANDO approval

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TLANDO™: NDA Under Review Near Term FDA Decision Deficiency 1 Determine extent, if any, of ex - vivo conversion of TU to T Deficiency 2 Characterize blood pressure effects of TLANDO for appropriate regulatory action Deficiency 3 Provide justification for non - applicability of Cmax based secondary endpoints Deficiency 4 Determine the appropriate stopping criteria that can identify patients who should discontinue PDUFA Goal Date November 9 th 24

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~8M Male NASH patients 3 ~17M NASH patients in 2015 2 83M NAFLD patients in 2015 2 Estimated LPCN 1144 Target Market Reportedly 75% of NASH Male Patients Have Total T less than 372 ng/dL 1 26 1. Sarkar et al. Gastroenterology 156(6):S - 1258 & Poster Sa1623 Digestive Disease Week 2019 2. Estes et al, Hepatol 2018) 3. About 50% of males are accounted in the whole NASH population. NASH cases are projected to increase 63% from 17 million cases in 2015 to 27 million cased in 2030 2 with no approved drug FDA agreed with Lipocine rationale for enrolling eugonadal males in LPCN 1144 testing in NASH subjects

LPCN 1144: Multidimensional Mechanism of Action Across the Full Spectrum of NASH Pathogenesis Homeostasis Modifier 1, 2 • Alter lipid, cholesterol, and glucose metabolism • Reduce visceral abdominal fat • Modify activity of hepatic lipase, and skeletal muscle/ adipose lipoprotein lipase Anti - inflammatory 2 / Antioxidant/Immuno - modulator 3 • Restore mitochondrial turnover and normalizes oxygen consumption 4 Regeneration Booster 5,6 • Stimulate satellite cells and myocyte precursor resulting in cell differentiation and myocyte proliferation 7 • Increases circulating endothelial progenitor cells (“EPC”) 8 Anabolic Agent 9 • Increase muscle mass, bone density in men with liver disease 10 27 1. Shen and Shi, Int J Endocrinol, 2015 2. Kelly and Jones, J Endocrinol, 2013 3. Sinclair et al., J Gastroenterol Hepatol , 2015 4. Linda Vignozzi et al., University of Florence, IT, unpublished, 2018 5. A. Francavilla et al., Digest Dis Sci, 1989 6. Vic et al., Hepatol 1982 7. Sinha - Hikim et al., J Clin Endocrinol Metab , 2004 8. Liao CH et al., Andrology, 2013 9. Gentile MA et al., J Mol Endocrine, 2010 10. Sinclair et al., J Gastroenterol Hepatol 2016

Unmet Need in Pre-Cirrhotic NASH

Currently No Approved Product to Treat Pre-Cirrhotic NASH

Rationale for Using LPCN 1144 Alone or in Combination to Treat Pre-Cirrhotic NASH

- Multi-dimensional mechanism of action/efficacy across the full NASH disease spectrum
- Tolerable and suitable for chronic use
- Majority of biopsy confirmed NASH adult males have low testosterone[1]
- Sarcopenia in patients with NAFLD is associated with a higher likelihood of having steatohepatitis or advanced liver fibrosis[2]
- Sexual dysfunction is an underappreciated comorbidity in male NASH patients[3]

1. Sarkar et al. Gastroenterology 156(6):S-1258 & Poster Sa1623 Digestive Disease Week 2019
2. Dorota et al., Sex Med Rev. 2019, 1-2.
3. Yu et al. BMC Gastroenterology (2018) 18:51 https://doi.org/10.1186/s12876-018-0776-0

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Clinical Relationship Between Testosterone and NAFLD Across the Full Disease Spectrum Hepatic Steatosis NASH Cirrhosis “ Men with low testosterone are at high risk for NAFLD .” 1 Free T ( pg /mL) “ Levels of free T decreased significantly with the increased incidence of lobular inflammation, hepatocyte ballooning, NAFLD activity score, and fibrosis.” 2 “Low T levels in cirrhotic men are associated with the combined outcome of death or transplantation.” 3 Free T ( pg /mL) 1 Kim et al, Gastroenterol 2012; 2 Sumida et al, Gastroenterol Hepatol 2015; 3 Sinclair et al, Liver Trans 2016; 29

LPCN 1144: Additional Health Benefits Observed in Hypogonadal Subjects with Elevated ALT* SF - 36, Short Form - 36 (0 - 100); PDQ, Psychosexual Daily Questionnaire (0 - 7); * ALT > 40 U/L at Baseline in 52 week SOAR Trial (N=3 3) Mental Component Summary Mental Health Role Emotional Maintained Erection Sexual Activity Negative Mood Positive Mood Overall Sexual Desire -4 -2 0 2 4 6 8 Mean Change ( “ 95% CI) from Baseline SF - 36 PDQ 30

LPCN 1144: Extensive Clinical Safety Database Demonstrated No Unexpected Risks 0 5 10 15 % Subjects LPCN 1144 Topical T 31 – 700+ subjects in 14 studies with up to 52 weeks exposure – No drug related SAEs – No deaths or MACE events Gastrointestinal Disorders ≥ 1% in SOAR Trial (52 Weeks) Adverse Events

32 For Treatment of NASH Cirrhosis

LPCN 1148: Oral T for NASH Cirrhosis

No FDA Approved Product-Transplant Only Cure

Cirrhotic Liver



US Prevalence

Among NASH population (2015)*:

- Fibrosis grade 4 (cirrhosis) case: 1.3M
- Compensated cirrhosis 1.16M
- Decompensated cirrhosis: 134,400

In 2013, cirrhosis cause mortality was ~38,000** and consistently twice the rate in males as females **

Cirrhotic Patients Characteristics:

- Increased morbidity and mortality
- Symptoms of hypogonadism: altered hair distribution, anemia, sexual dysfunction, testicular atrophy, muscle wasting, fatigue, osteoporosis, gynecomastia
- Late stage symptoms: jaundice, pruritis, hepatic encephalopathy, ascites, anasarca, GI bleeding

*Estes C. et al., Hepatology, 2018; **Yoon and Chen, National Institute on Alcohol Abuse and Alcoholism; surveillance report, 2016

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Low Testosterone Increases Adverse Outcome in Male Cirrhotic Patients T Levels Fall Progressively with Increasing Disease Severity 1 • Low T reported in up to 90% of NASH cirrhosis patients 2 and is a predictor of mortality 3 • Low T associated with: – Increased risk of major infections, death and/ or transplantation rates 1 – Increased risk of for hepatic decompensation 4 – Worsening of sarcopenia 4 – Higher Child Pugh score grade 4 – Severity of portal hypertension and ascites grade 4 – Higher MELD score 5 1. Sinclair et al., Liver Transplantation, 2016 2. Kim et al., Male Hypogonadism , edrs : Winters and Huhtaniemi , 2017 3. Sinclair M. et al., J. of Gastro and Hepatology, 2015 4. Paternostro et al, Hepatol Res 2019; 5. Sinclair et.al, Liver international, 2016 34

LPCN 1148: NASH Cirrhosis Oral T Therapy Potentially help patients survive longer while waiting for a liver transplant • T levels positively correlate with muscle mass in men and modulates bone density, hemoglobin production, insulin resistance, and immunity , commonly impaired in cirrhosis 1 • Testosterone therapy increased muscle mass in men with cirrhosis and low testosterone 2 • Next Steps: ▪ Proof of Concept study in male NASH cirrhosis subjects 35 1. Sinclair M et al., J. of Gastro and Hepatology, 2016 2. Sinclair M et al., J. of Hepatology, 2016